                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                          --------------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 24, 1997
                                                --------------------------------


                       DENTAL SERVICES OF AMERICA, INC.
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                     53-11935                  59-275843
 (STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
       OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)



              2260 S.W. 8TH STREET, MIAMI, FLORIDA                      33135
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


Registrant's telephone number, including area code   (305) 642-4090
                                                  ------------------------------


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         (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)


                              Page 1 of 6 pages.
                          Exhibit Index at Page 2.

ITEM 5.  OTHER EVENTS.
------   ------------

     The Board of Directors and the shareholders of Registrant have approved a one-for-five reverse split of the Registrant's outstanding common stock. The action was approved by written consent of the holders of a majority of the Registrant's voting shares, without a meeting. Shareholders holding a total of 6,644,500 votes consented to the reverse split. The reverse split becomes effective as of January 1, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
------   ------------------------------------------------------------------

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits.


   Exhibit No.                       Description
   -----------                       -----------
      3.1           Certificate of Amendment to Certificate of Incorporation.




                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 24, 1997                   DENTAL SERVICES OF AMERICA, INC.



                                    By: /s/ Maria Suarez
                                       --------------------------------
                                       Maria Suarez
                                       Vice President





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